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                                                                   EXHIBIT 10.9


                  TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

         This Technology Development and License Agreement (the "AGREEMENT") is made and entered into as of February 28, 1997 (the "EFFECTIVE DATE"), by and between Sega Enterprises, Ltd., a Japanese corporation having its principal place of business at 212, Haneda 1-Chome, Ohta-ku, Tokyo 194, Japan ("SEGA") and 3Dfx Interactive, Inc. ("3DFX"), a California corporation having its principal place of business at 4435 Fortran Drive, San Jose, California 95134.

                                    RECITALS

         WHEREAS, Sega is in the business of developing, marketing, and distributing video games for both coin-operated arcade and consumer markets, video game consoles, peripherals and various other products and services, throughout the world;

         WHEREAS, 3Dfx is in the business of creating advanced 3D graphics accelerators, including semiconductor chips, hardware, and software, for both coin-operated arcade and consumer video game markets throughout the world;

         WHEREAS, Sega desires that 3Dfx develop for Sega a semiconductor 3D graphics accelerator [*], and that 3Dfx license to Sega on a limited exclusive basis the manufacturing rights thereto, including without limitation for Sega's use with, and distribution in, Sega's forthcoming consumer video game console product, [*]

         WHEREAS, 3Dfx is willing to promote the [*] Console video game architecture in connection with 3Dfx's 3D graphics technology;

         WHEREAS, Sega desires that 3Dfx provide assistance to qualify 3Dfx and Sega designated foundries to produce the 3D accelerator [*] in commercial quantities;

         WHEREAS, Sega desires to obtain certain licenses from 3Dfx for certain interface software for the 3Dfx graphic accelerator [*] and certain hardware to enable manufacturing and support; and

         WHEREAS, 3Dfx is willing to perform the development, grant the licenses, and provide the other assistance required by Sega in connection with such 3Dfx graphics accelerator [*]:






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         IT IS THEREFORE AGREED AS FOLLOWS:

1.       DEFINITIONS

         Unless otherwise defined or stated, "days" shall mean calendars days, "including" shall mean "including without limitation", and the following terms shall have the meanings stated below:

         1.1 "ALPHA VERSION [*]" means a preliminary version of the [*] Graphics [*] with functionality sufficiently complete and usable to enable hardware and software engineers to operate, test and evaluate for further production, and integration, as further set forth in the Specifications.

         1.2 "ARCADE TOOL BOX" means 3Dfx's proprietary arcade game developer software toolbox.

         1.3     [*]

         1.4 "BETA VERSION [*]" means a preliminary version of the [*] Graphics [*] with functionality complete and usable in all material respects, but which is not in a form intended for production in commercial volumes, as further set forth in the Specifications.

         1.5     [*]

         1.6 "[*] GRAPHICS [*]" means the 3D graphic accelerator [*] as provided to Sega for use in the [*] Console, as set forth in the Specifications, [*]

         1.7 "[*] GRAPHICS [*] TECHNOLOGY" means any and all inventions, works of authorship, technology, know-how, algorithms, methods, processes, procedures, work-arounds and Intellectual Property Rights relating to the [*] Graphics [*], exclusive of the Sega Deliverables, Sega Foundry Deliverables, the [*] Console Technology, and all associated documentation and all related modifications and derivative works and all Intellectual Property Rights related thereto.





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         1.8     "[*] MASK DATA SET" means the manufacturing database and mask level information to be delivered by 3Dfx to a Sega Foundry or the 3Dfx Foundry to allow such foundry to manufacture the [*] Graphics [*], as further set forth in Schedule 1.8.

         1.9     [*]

         1.10 "DELIVERABLES" means the deliverable items specified for each Milestone on the Development Schedule.

         1.11 "DEVELOPMENT SCHEDULE" means the schedule for the completion of the Milestones and acceptance of Deliverables as set forth in Schedule 1.10.

         1.12    [*]

         1.13 "[*] CONSOLE" means a video game console code-named [*], under development by Sega, including all components, enhancements, plug-ins, attachments, controllers, input and output devices, cables, connectors, peripherals and upgrades as further defined in Schedule 1.12.

         1.14 "[*] CONSOLE TECHNOLOGY" means any and all inventions, works of authorship, technology, know-how, algorithms, methods, processes, procedures, work-arounds and Intellectual Property Rights relating to the [*] Console.

         1.15 "[*] CONSOLE UNIT" means each [*] Graphics [*] purchased by Sega from the 3Dfx Foundry or a Sega Foundry for use by Sega in a [*] Console, [*]

         1.16 "FOUR CORNER MANUFACTURING PROCESS TEST" means the industry standard four corner testing process to be used to test the Production Version [*] produced by the Sega Foundry as further specified in Schedule 1.15.

         1.17 "INTELLECTUAL PROPERTY RIGHTS" means any and all rights existing now or in the future under patent law, copyright law, industrial design rights law, semiconductor chip and mask work protection law, moral rights law, trade secret law, trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all similar proprietary rights, and any and all renewals, extensions, and restorations thereof, now or




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hereafter in force and effect worldwide, including, without limitation, in the
United States and Japan.

         1.18 "MILESTONE" means an individual task or set of tasks to be completed by a certain date as described in the Development Schedule.

         1.19 "NET ROYALTIES" means: (i) with respect to per unit royalties, nondefective per unit amounts reduced by two percent (2%) to take into account demonstration, internal use, free or sample products, any defective products, returns, credits, costs of collection; and (ii) with respect to royalties based on Reference Cost, per unit royalties, net of any royalties which would be due on (A) a reasonable number of demonstration, free, or sample products, and (B) returns of defective products; all of the foregoing net of Japanese or other withholding taxes.

         1.20    [*]

         1.21 "PRODUCTION VERSION [*]" means the [*] Graphics [*] in the form intended for production in commercial volume by a 3Dfx Foundry or by a Sega Foundry utilizing the [*] Mask Data Set provided by 3Dfx.

         1.22 "SEGA ACCEPTANCE DATE" means the date that Sega first accepts the Production Version [*] manufactured by the initial Sega Foundry pursuant to Section 2.3(a)(iii).

         1.23 "SEGA FOUNDRY" means a Sega-designated semiconductor manufacturing foundry approved by the parties to manufacture the [*] Graphics [*] in commercial volume in accordance with the provisions of Section 2.3.

         1.24 "SEGA FOUNDRY CELL LIBRARIES" means the cell libraries and other design information of a proposed Sega Foundry, required by 3Dfx to qualify the fabrication process used at a proposed Sega Foundry and to create the 3Dfx Mask Data Set to be provided to such Sega Foundry, as further set forth in Schedule 1.24. The Sega Foundry Cell Libraries must relate to a fabrication process sufficiently advanced and sophisticated to manufacture the [*] Graphics [*].

         1.25 "SEGA FOUNDRY DELIVERABLES" means, collectively, the Sega Foundry Design Rules and Sega Foundry Cell Libraries.

         1.26 "SEGA FOUNDRY DESIGN RULES" means the specifications, including (but not limited to) design rules, spice models, and process parameters of a proposed Sega Foundry, reasonably required by 3Dfx pursuant to
Section 2.3 below, to qualify the




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fabrication process used at a proposed Sega Foundry and to create the 3Dfx Mask
Data Set, as further set forth in Schedule 1.26. The Sega Foundry Design Rules must relate to a fabrication process sufficiently advanced and sophisticated to manufacture the [*] Graphics [*].

         1.27    "SEGA PRODUCTS" [*]

         1.28 "SOURCE CODE" means computer programs, instructions and related material written in a human-readable source language in form capable of serving as the input to a compiler or assembler program, and in form capable of being modified, supported and enhanced by programmers reasonably familiar with the source language.

         1.29 "SPECIFICATIONS" or "PRO FORMA SPECIFICATIONS" means the descriptions of the technical requirements, component parts, features, functionality, performance criteria, operating conditions, interfaces, data transfer, processing parameters, and protocols, associated with the [*] Graphics [*], as set forth in Schedule 1.29.

         1.30 "TEST VECTORS" means the test vectors to be supplied by 3Dfx and approved by Sega (such approval not to be withheld unreasonably) and used to test specific functionality of the Alpha, Beta, and Production Version [*]s, as set forth in the Specifications, Schedule 1.30.

         1.31. "VERIFICATION TEST GAMES" means the sample games used to test the Alpha, Beta, and Production Version [*], as set forth in the Specifications, Schedule 1.31.

         1.32 "3DFX FOUNDRY" means the semiconductor manufacturing facility designated by 3Dfx in Schedule 1.32 to manufacture the [*] Graphics [*] under this Agreement.

         1.32 "3DFX GLIDE API" means 3Dfx's proprietary graphics accelerator API, as set forth on Schedule 1.33.

         1.33 "3DFX GLIDE INTERNALS" means the 3Dfx Glide Software exclusive of the 3Dfx Glide API.

         1.34 "3DFX GLIDE SOFTWARE" means 3Dfx's graphics accelerator driver software, together with all associated documentation provided by 3Dfx including, but not limited to, the [*] Glide Programming Manual.




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2.       DEVELOPMENT AND PROCESS QUALIFICATION PHASE

         2.1 DEVELOPMENT. In accordance with the terms of this Section 2, 3Dfx shall develop the [*] Graphics [*] for manufacture in commercial volume by the 3Dfx Foundry and the Sega Foundry on Sega's behalf, and to complete all Milestones specified in the Development Schedule. Subject to 3Dfx completing the Milestones set forth in the Development Schedule, and Sega's acceptance thereof, Sega shall pay 3Dfx the engineering services charges as provided in Section 2.8.

         2.2     [*] GRAPHICS [*] MANUFACTURED BY THE 3DFX FOUNDRY.

                 (a) DELIVERY OF MILESTONE DELIVERABLES. 3Dfx shall complete and deliver to Sega, in accordance with the Development Schedule, the Alpha Version [*], the Beta Version [*] and the Production Version
[*], all manufactured by the 3Dfx Foundry under the direction of 3Dfx, for Sega's acceptance testing in accordance with the acceptance procedure set forth in Section 2.2(b) below. Prior to each delivery, 3Dfx shall have completed all required testing applicable to such Deliverables to ensure material compliance with all applicable Specifications.

                 (b)      ACCEPTANCE TESTING.

                          (i)     ACCEPTANCE STANDARDS. Following receipt of
the Deliverables for each Milestone, Sega shall have twenty-one (21) calendar days (the "VERIFICATION PERIOD") in which to use commercially reasonable efforts to review, examine and verify such Deliverables and notify 3Dfx of any material failure thereof to meet the applicable Specifications (a "DELIVERABLE FAILURE").

                                  (A)      ALPHA AND BETA VERSION ACCEPTANCE
STANDARDS. The Alpha and Beta Version [*]s will each be deemed to have met the applicable Specifications and be accepted by Sega if (i) the Verification Test Games run successfully with each of the Alpha and the Beta Version
[*]s in a Sega-approved personal computer test environment, [*], which shall be tested on the [*] Console; and (ii) the applicable set of the Test Vectors runs successfully with each of the Alpha and the Beta Version [*]s.

                                  (B)      PRODUCTION VERSION ACCEPTANCE
STANDARDS. The Production Version will be deemed to have met the applicable Specifications and be accepted by Sega if it satisfies the Beta Version Acceptance Standard set forth above and performs in accordance with the Specifications as verified by the Four Corner Manufacturing Process Test.




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                          (ii)    ACCEPTANCE PROCEDURE. Sega agrees to use
commercially reasonable efforts to detect any Deliverable Failure during the Verification Period, and if Sega discovers any Deliverable Failure, it shall promptly provide 3Dfx with written notice of such Deliverable Failure, including all information reasonably available regarding such Deliverable Failure. Upon receipt of such notice, 3Dfx shall use best efforts, at 3Dfx's sole cost and expense, to correct any such Deliverable Failure and to resubmit the corrected applicable Deliverables to Sega as soon as commercially and technically practicable, but in all cases within one hundred (100) days following Sega's notification of a Deliverable Failure. If Sega does not provide 3Dfx with notice of a Deliverable Failure within the Verification Period, the applicable Deliverable shall be deemed accepted by Sega. Subject to Sections 2.2(b)(iii) and 2.2(b)(iv) below, 3Dfx shall repeat the process of correction and resubmission of an applicable Deliverable, subject to additional Verification Periods, until Sega's acceptance. The parties agree that any failure by Sega to discover and notify 3Dfx of defects within any Verification Period shall not negate any of 3Dfx's representations or warranties, nor waive any of Sega's rights or remedies.

                          (iii)   EXCLUSIVE REMEDIES FOR ALPHA VERSION [*]
DELAY.

                                  (A)      PLACEMENT OF SEGA ENGINEERS. In the
event that (1) 3Dfx fails to deliver the Alpha Version [*] (the "ALPHA DELIVERY DATE" as scheduled in accordance with the Development Schedule) and has not shipped the [*] Mask Data Set for the Alpha Version [*] to the 3Dfx Foundry within sixty (60) days of the Alpha Delivery Date, or (2) 3Dfx delivers the Alpha Version [*] on or before the Alpha Delivery Date, Sega has informed 3Dfx of a Deliverable Failure, and 3Dfx has not shipped the [*] Mask Data Set for the corrected Alpha Version [*] to the 3Dfx Foundry within sixty (60) days of such notification, then Sega may require 3Dfx to allow a team of Sega engineers to assist the 3Dfx * Graphics [*] design team. 3Dfx will, however, retain the control of the management of the development obligations under this Agreement. [*] Sega engineers may be placed on-site at the [*] development team location (the "3DFX FACILITIES") until the Production Version [*] for the Sega Foundry is accepted by Sega in accordance with Section 2.3(a)(iii), unless otherwise requested by 3Dfx and agreed to by Sega. 3Dfx shall cooperate regarding the placement of Sega engineers at the 3Dfx Facilities, including, but not limited to, the provision at 3Dfx's expense of sufficient office and lab facilities, personal computers, and workstations. Sega shall be responsible for salary or other compensation of such Sega engineers.

                                  (B)      3DFX HOUSE RULES. While working at
the 3Dfx Facilities, all Sega engineers and other personnel shall: (i) at all times comply with all of 3Dfx's safety, security and mutually agreed confidentiality policies and procedures; and




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(ii) limit their activities solely to assisting 3Dfx in the development of the
[*] Graphics [*]. Sega will maintain its standard general liability insurance to protect against covered damages, costs or fees (including reasonable attorney's fees) arising out of or relating to any property damage, bodily injury, sickness, disease or death, caused directly by any negligent act or omission of any Sega personnel while on premises at the 3Dfx Facility, and will name 3Dfx as an additional insured under such issuance. All such Sega personnel shall execute confidentiality agreements reasonably acceptable to Sega and 3Dfx.

                                  (C)      ALPHA TERMINATION REMEDY. In the
event that 3Dfx fails to deliver the Alpha Version [*], in compliance with the Specifications and acceptance criteria thereof, within one hundred (100) days of the Alpha Delivery Date, then Sega in its sole discretion may: (i) terminate the requirement that 3Dfx develop the Alpha Version [*]; or (ii) determine that 3Dfx should continue its efforts to correct the Alpha Version [*] by a date determined by Sega. In the event that Sega elects to terminate the Alpha Version development as provided above, [*]. Provided that throughout the Alpha Version [*] development, until completed or terminated as provided above, 3Dfx provides commercially reasonable efforts to complete such development, the remedies set forth in this Section 2(b)(iii) shall be Sega's exclusive remedy for delays in Alpha Version [*] development.

                          (iv)    ADDITIONAL REMEDIES: BETA VERSION [*]. If
Sega does not accept the Beta Version [*] pursuant to the procedure set forth in Section 2.2(b)(ii) by [*] then Sega shall have additional remedies as follows:

                                  (A)      RECOUPMENT OF EXPENSES. Sega may
recoup out of any advances or royalties owed to 3Dfx Sega's expenses incurred in relation to 2.2(b)(iii)(A); and

                                  (B)      REDUCTION OF MANUFACTURING ROYALTY.
Sega may reduce the Manufacturing Royalty to be paid by Sega to 3Dfx for the first [*] Console Units under Section 4.1 hereof, such reduction to be in the amount of [*] U.S. for each [*] Console Unit; and

                                  (C)      FREE COST REDUCTION PROJECT. Sega
may require 3Dfx to perform, at no cost or expense to Sega, the work necessary to complete the first "Cost Reduction Project", as defined in Section 2.4 hereof; and


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                                  (D)      PLACEMENT OF SEGA ENGINEERS. Subject
to the conditions of Section 2.2(b)(iii)(B), Sega may require 3Dfx to allow a team of Sega engineers to assist the [*] [*] [*] [*] design team, whether or not Sega has done so previously pursuant to Section 2.2(b)(iii).
3Dfx will, however, retain the control of the management of the development obligations under this Agreement. [*] such Sega engineers may be placed on-site at the [*] Facilities until the Production Version [*] for the Sega Foundry is accepted by Sega in accordance with Section 2.3(a)(iii), unless otherwise requested by 3Dfx and agreed to by Sega. 3Dfx shall cooperate regarding the placement of Sega engineers at the 3Dfx Facilities, including, but not limited to, the provision at 3Dfx's expense of sufficient office and lab facilities, personal computers, and workstations. Sega shall be responsible for salary or other compensation of such Sega engineers.

                                  (E)      TERMINATION FOR BETA DELAY. In the
event that Sega has not accepted the Beta Version [*] by [*], [*] then Sega may terminate the Agreement without obligation to make any further payments of any kind to 3Dfx and seek recovery of damages caused to Sega by the delay in the delivery of the Beta Version [*], provided, however, that any term of this Agreement notwithstanding, 3Dfx's liability to Sega for such damages shall not exceed [*] the engineering services charges paid by Sega to 3Dfx under this Agreement. In addition, if Sega terminates the Agreement as provided above, Sega may exercise the rights described in Section 3.2(e). Provided that throughout the Beta Version [*] development, until completed or terminated as provided above, 3Dfx provides commercially reasonable efforts, including without limitation, that 3Dfx makes no reductions in staffing or other resources, to complete such development, the remedies set forth in this
Section 2.2(b)(iv) shall be Sega's exclusive remedy for delays in Beta version [*] development. In the event that 3Dfx does not provide commercially reasonable efforts, by (for example) reducing staffing or other resources, or otherwise, to complete such development, the remedies set forth in this Section 2.2(b)(iv) shall cease to be exclusive.

         2.3     DEVELOPMENT TARGETED FOR SEGA FOUNDRY.

                 (a) SEGA FOUNDRY QUALIFICATION. Sega shall have the right to designate a Sega Foundry to manufacture the [*] Graphics [*], subject only to such Sega Foundry satisfying reasonable requirements for qualification to manufacture. As set forth in this Section 2.3, 3Dfx shall timely evaluate, in accordance with the Development Schedule, or as otherwise agreed in writing by the parties, the reasonable requirements for the proposed Sega Foundry to manufacture the [*] Graphics [*] on a commercial basis, and, 3Dfx will promptly review and reasonably qualify the Sega Foundry to manufacture the [*] Graphics [*].

                          (i)     EVALUATION OF PROPOSED SEGA FOUNDRY
DELIVERABLES.






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Within a reasonable time after the Effective Date, Sega shall cause the proposed
Sega Foundry to deliver to 3Dfx the Sega Foundry Deliverables. Within a reasonable time of receipt thereof, subject to the Development Schedule, 3Dfx shall commence evaluating the fabrication process set forth in the Sega Foundry Design Rules to determine whether such process is adequate to manufacture the [*] Graphics [*] in a form that functions in conformance with the Specifications. 3Dfx shall complete the evaluation of the fabrication and quality assurance process [*] provided that 3Dfx receives reasonable cooperation from the proposed Sega Foundry. As part of such evaluation process, 3Dfx may require, at 3Dfx's expense, (A) that the proposed Sega Foundry allow 3Dfx to send its personnel to visit the proposed Sega Foundry facilities (subject to 3Dfx's agreement to reasonable confidentiality and security procedures), and (B) that the proposed Sega Foundry manufacture and provide to 3Dfx for evaluation certain 3Dfx specified semiconductor chips. If qualification of the proposed
Sega Foundry is feasible, 3Dfx shall use reasonable efforts to assist the proposed Sega Foundry achieving qualification. If qualification of the proposed Sega Foundry is not feasible, Sega shall propose an alternative Sega Foundry, and the parties shall repeat the foregoing evaluation process (including, if necessary Sega's proposal of additional Sega Foundries), until, with 3Dfx's reasonable assistance, a proposed Sega Foundry is deemed qualified.

                          (ii)    PORT OF [*] GRAPHICS [*] TO PROPOSED SEGA
FOUNDRY. Within a reasonable time of 3Dfx providing written notice to Sega that it is probable that the proposed Sega Foundry will be able to manufacture the [*] Graphics [*] in a form that functions in conformance with the Specifications, 3Dfx shall commence porting the [*] Graphics [*] to the manufacturing process specified in the Sega Foundry Design Rules for the proposed Sega Foundry. Such porting may include 3Dfx, at its sole discretion, incorporating the Sega Foundry Cell Libraries into the * Mask Data Set to be used by the proposed Sega Foundry.

                          (iii)   ACCEPTANCE OF PRODUCTION VERSION. Upon
completion of such port, 3Dfx shall deliver the [*] Mask Data Set directly to the proposed Sega Foundry for the sole purpose of allowing such proposed Sega Foundry to fabricate the Production Version [*] on a trial basis. No [*]
Mask Data Set will be provided to Sega. Sega will use commercially reasonable efforts to cause the proposed Sega Foundry to provide samples of the Production Version [*] to 3Dfx no later than the date specified in the Development Schedule for the Production Version acceptance testing in accordance with
Section 2.2(b) above. Upon Sega's providing written notice to 3Dfx of Sega's acceptance of such Production Version [*] manufactured by such proposed
Sega Foundry, the proposed Sega Foundry shall be deemed a Sega Foundry.

                          (iv)    FOUNDRY AGREEMENT. As part of the
qualification process, 3Dfx will require and Sega will cause each proposed Sega Foundry to execute confidentiality and/or foundry manufacturing agreements in a form to be negotiated in good faith between Sega and 3Dfx, covering the proposed Sega Foundry's use of the


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[*] Mask Data Set and other 3Dfx Confidential Information, and the manufacturing of the [*] Graphics [*]. Such agreements shall contain terms at least as protective of 3Dfx's Intellectual Property Rights as the terms and conditions of this Agreement, and shall include a term allowing 3Dfx reasonable rights to audit the Sega Foundry's records of units of the [*] Graphics [*] shipped to Sega.

                 (e) PROPOSED SEGA FOUNDRY DELAYS. Any delay, except for delays caused by 3Dfx, in a proposed Sega Foundry delivering the Sega Foundry Deliverables or other evaluation materials, or the Production Version [*]s, to 3Dfx, shall, at 3Dfx's discretion and upon written notice to Sega, result in an extension of all directly affected Milestone completion dates set forth on the Development Schedule by a period of time less than or equal to such delay.

                 (f)      ADDITIONAL SEGA FOUNDRY OR PROCESS QUALIFICATION.

                          (i)     SEGA REQUEST, PAYMENT AND PERFORMANCE. Sega
may request in writing that the parties arrange for [*] Sega Foundry to manufacture the [*] Graphics [*]. In such event, Sega shall pay 3Dfx an engineering services charge, to be negotiated in good faith by the parties, for 3Dfx to perform an evaluation and qualification of such proposed Sega Foundry (such engineering services charge to be at least as favorable to Sega as the lowest amount charged by 3Dfx for similar work, and not to exceed a reasonable price). All such evaluation and qualification work shall be performed in accordance with the provisions of this Section 2.3. [*]

                          (ii)    QUALIFICATION OF NEW PROCESS AS A COST
REDUCTION PROJECT. If the manufacturing process set for the in the Sega Foundry Design Rules for the proposed Sega Foundry is reasonably considered by 3Dfx to be a new process generation from either (A) the current fabrication process in use at the 3Dfx Foundry for the manufacture of the [*] Graphics [*]s, or
(B) the fabrication process described in the Sega Foundry Design Rules for the initial Sega Foundry, then any such additional evaluation and qualification work performed by 3Dfx under this subsection (f) shall be counted as a Cost Reduction Project under Section 2.4 below.

         2.4     COST REDUCTION DESIGN EFFORTS. [*]



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[*]

         2.5 DOCUMENTATION FOR [*] GRAPHICS CHIPSET. 3Dfx hereby agrees to prepare and deliver to Sega, in accordance with Schedule 2.5 ("Documentation Requirements") and the Milestones set forth on the Development Schedule for 3Dfx's draft and final versions of the [*] Glide Programming Reference Manual. 3Dfx shall be responsible and bear all costs for translating the [*] Glide Programming Reference Manual from English to Japanese. 3Dfx shall deliver the final English version of the [*] Glide Programming Reference Manual simultaneously to both Sega and 3Dfx's Japanese translator. Sega shall be responsible for the English to Japanese tranlsations of all other documents (including the Specifications) that 3Dfx is obligated to deliver to Sega under this Agreement. At no additional cost to Sega, 3Dfx shall review for accuracy the first version of the first Japanese translation Sega prepares of the Specifications, and 3Dfx shall make timely, written recommendations to Sega regarding changes and corrections to be made thereto. Subject to the licenses granted by 3Dfx to Sega, 3Dfx shall be the owner of all such derivative works of all documents provided to Sega under this Agreement (including the [*] Glide Programming Reference Manual and the Specifications), including any such derivative works prepared by Sega. For the duration of the license granted to Sega in Section 3.2, 3Dfx grants a non-exclusive, royalty-free license to Sega
(i) to use, reproduce, modify, and create derivative works of the [*] Glide Programming Reference Manual and Specifications for all permitted uses under this Agreement in connection with the licenses granted to Sega under Section 3, and (ii) to distribute with Sega Products the [*] Glide Programming Reference Manual and derivative works thereof prepared by Sega. Sega herby assigns to 3Dfx all right, title, and


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interest in and to any derivative works prepared by Sega of the [*] Glide
Programming Reference Manual and the Specifications, and agrees to execute all documents and assist 3Dfx in all actions necessary to implement such assignment.

         2.6 [*] DEVELOPMENT BOARDS. Upon Sega's order and request, and subject to 3Dfx's standard sales terms and conditions, 3Dfx shall supply Sega, within sixty (60) days of Sega's order, up to [*] at a cost of the lesser of:
(i) [*] per board or (ii) the lowest 3Dfx customer price irrespective of volume. All such [*] shall contain [*] and shall otherwise meet or exceed the specifications listed in Schedule 2.6.

         2.7 SPECIFICATIONS AND DESIGN REVIEW. The Pro Forma Specifications shall be attached hereto as Schedule 1.29 as of the Effective Date of this Agreement. Within five (5) days following the Effective Date, 3Dfx shall deliver to Sega the Specifications, which shall in all material respects be consistent with the Pro Forma Specifications. No changes to the Specifications shall be made unless agreed to in writing by the parties. On or before [*], the parties shall meet to discuss any proposed changes to the Specifications for Beta Version production (the "BETA DESIGN REVIEW"). During the Beta Design Review and for seven (7) days thereafter, the parties agree to negotiate in good faith any changes to be made to the Specifications which would not reasonably cause any material increase in the cost or difficulty of, or the time required to complete, 3Dfx's development effort; and (iii) 3Dfx and Sega shall negotiate in good faith to reach agreement regarding any increase in cost (based upon most-favored pricing) or schedule (based upon commercial best efforts) arising from changes not covered by Subsection (ii) above.

         2.8 PAYMENT OF ENGINEERING SERVICES CHARGES FOR DEVELOPMENT PHASE. As full and complete consideration (except for any contingent payments under Section 2.9) for the development by 3Dfx of the [*] Graphics [*], completion by 3Dfx of all of its development tasks and obligations under this Agreement, Sega shall pay to 3Dfx interim payments totaling the sum of [*] in engineering services charges according to the following Milestone schedule:









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MILESTONE                                                    INTERIM PAYMENT
Signing of Agreement between Sega and 3Dfx                   $ 1,550,000 U.S.

                [*]                                                [*]

                [*]                                                [*]

                [*]                                                [*]

                [*]                                                [*]

All interim payments above shall be due within twenty-one (21) days following the date of Sega's acceptance of each Milestone. Sega and 3Dfx agree that the above payments include full compensation to 3Dfx for the production and delivery to Sega, both at 3Dfx's expense, following Sega's acceptance of the relevant Deliverables, of all Alpha, Beta, and Production Version [*] samples, [*]
The Alpha, Beta, and Production Version [*] Samples may be manufactured by either the Sega or 3Dfx Foundry and shall be delivered according to the development Schedule. Sega may order additional Alpha, Beta, or Production Version [*] samples from any remaining prototype wafers, at a cost not to exceed 3Dfx's actual costs. [*]

         2.9 ON-TIME DELIVERY BONUS. With respect to each of the specified versions of the [*] Graphics [*] listed below, Sega shall pay 3Dfx a bonus for on-time delivery ("On-Time Delivery Bonus"), in the amounts listed below, provided that: (a) 3Dfx delivers all Deliverables relating to such versions in acceptable form on or before the Milestone delivery data specified in the Development Schedule; and (b) Sega accepts such Deliverables upon the initial submission and testing of such Deliverables under Section 2.2.



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         DELIVERABLE                                     ON-TIME DELIVERY BONUS
                                                                        [*]
         [*]                                                            [*]
                                                                        [*]
Any On-Time delivery Bonuses earned by 3Dfx shall be paid to 3Dfx within twenty-one (21) days of Sega's acceptance of each Deliverable.

3.       LICENSES TO [*] GRAPHICS CHIPSET AND RELATED SOFTWARE

         3.1 OWNERSHIP. As between the parties hereto, and subject to the licenses granted to Sega herein, 3Dfx shall retain ownership of all of its existing 3D graphics technology, the 3Dfx Glide Software, [*], and the Arcade Toolbox, in existence as of the Effective Date of this Agreement, the [*] Graphics [*] Technology, the Alpha, Beta, and Production Versions, the [*] Graphics [*] Technology, the Alpha, Beta, and Production Versions, the [*] Graphics [*], the Specifications, the [*] Mask Data Set (exclusive of the Sega Foundry Deliverables), and all associated documentation and all related modifications and derivative works, and all Intellectual Property Rights related thereto (the "3Dfx Technology"). Subject to 3Dfx's rights to the 3Dfx Technology, Sega shall retain all rights to the [*] Console Technology, the Sega Deliverables (as defined in Section 3.4(a)), and all associated documentation and all related modifications and derivative works, and all Intellectual Property Rights related thereto. Sega grants 3Dfx no license of any kind in or to the [*] Console Technology.

         3.2     [*] GRAPHICS [*] LICENSE

                 (a) GRANT OF LICENSE. 3Dfx hereby grants to Sega, and Sega hereby accepts, a royalty-bearing, worldwide license, including a license under, all Intellectual Property Rights owned or licensable by 3Dfx; [*]

                 (b) LIMITATIONS AND RESERVATION OF RIGHTS. Sega shall not, and shall not cause or authorize any third party, including but not limited to a Sega Foundry, to sell, lease, license, sublicense, or otherwise provide the [*] Graphics [*] as stand-



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alone components. Sega shall not reverse engineer, nor authorize a third party to reverse engineer, the [*] Graphics [*] or * Mask Data Set to determine the internal functioning of the [*] Graphics [*]. No license or right is granted, by implication or otherwise to Sega, under any Intellectual Property Rights now or hereafter owned or controlled by 3Dfx except for licenses and rights expressly granted in this Agreement.

                 (c)      LIMITED EXCLUSIVITY CONFERRED ON SEGA. [*]

                 (d) LIMITED EXCLUSIVITY CONFERRED ON 3DFX. Sega hereby agrees that, for a period of three (3) years following the Sega Acceptance Date, provided that 3Dfx is not in breach of its obligations under this Agreement, Sega will not incorporate any 3D video graphics accelerator other than the [*] Graphics [*] into the [*] Console.

                 (e)      LIMITED COVENANT OF NONASSERTION.

                          (i)     COVENANT. 3Dfx will not assert against Sega
any claim of infringement or misappropriation of its Intellectual Property Rights embodied in the technical information concerning how the [*] Graphics [*] communicates with the [*] Console or other Sega products, such as external communications protocols or bus specifications, [*]

                          (ii)    LIMITATION. Without limitation of the
licenses granted by 3Dfx to Sega, and as provided under this Section 3.2(e), 3Dfx reserves and retains the right to assert against Sega claims of infringement or misappropriation of any of 3Dfx's Intellectual Property Rights (including Intellectual Property Rights in the [*] Interface


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Information). The covenant of non-assertion set forth in this Section 3.2(e)
does not constitute a license to Sega or any third party of any 3Dfx Intellectual Property Rights in the [*] Graphics [*] or the individual [*] or [*], except as otherwise provided in this Section 3.2.

         3.3     SOFTWARE LICENSES.

                 (a)      3DFX GLIDE AND [*] SOFTWARE.

                          (i)     LICENSE GRANTS BY 3DFX. 3Dfx hereby grants to
Sega, and Sega hereby accepts, a nonexclusive, royalty-free, worldwide license including a license under all Intellectual Property Rights owned or licensable by 3Dfx: (i) to use and copy the Source Code of the 3Dfx Glide Software and [*] for internal use solely in the development, manufacture and support of Sega Products, (ii) to use, copy, distribute, and sublicense to third parties, under a standard form software license agreement at least as protective of 3Dfx's rights in the Driver Software as the terms and conditions of this Agreement, the rights to use, copy, and distribute the Driver Software in binary form solely for use in connection with Sega Products; and (iii) to adapt, modify, customize, or otherwise transform the 3Dfx Glide Internals solely for use with Sega Products; provided that (A) no such adaptations, customizations, modifications or transformations alter, change, modify, or otherwise affect the operation or functioning of the 3Dfx Glide API, and (B) that Sega agrees to make such adaptations, customizations, modifications and transformations available to 3Dfx as provided under subsection (ii)(C) below.

                          (ii)    LIMITATIONS.

                                  (A)      Sega may not use, and may not
authorize a third party to use, the Source Code of the 3Dfx Glide Software to reverse engineer the [*] Graphics [*];

                                  (B)      Sega shall have no right to
transfer, sublicense or otherwise convey the Source Code of the 3Dfx Glide Software to any third party; and

                                  (C)      Sega agrees that, provided 3Dfx is
not in breach of this Agreement, Sega shall deliver to 3Dfx on an "as is" basis copies of Source Code for all adaptations, customization, modifications, transformations, or derivative works of the 3Dfx Glide API developed by Sega with 3Dfx's consent; and Sega grants, and 3Dfx hereby accepts, a nonexclusive, nontransferable, license to use, copy, modify, distribute and make derivative works from any adaptations, modifications, or other changes to the 3Dfx Glide API, made by Sega. The parties agree to negotiate in good faith regarding the possibility of delivery by Sega and licensing to 3Dfx of any adaptations, modifications, or other changes to the 3Dfx Glide Internals, made by Sega.


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                 (b)      ARCADE TOOL BOX. 3Dfx hereby grants to Sega, and Sega
hereby accepts, a nonexclusive, royalty-free, unrestricted, worldwide license to adapt, modify, customize, or otherwise transform, and to distribute and sublicense the Arcade Tool Box, including without limitation, the Source Code thereof. Except as otherwise agreed in writing, 3Dfx will have no obligation to provide Sega or any sublicensee of Sega with support for the Arcade Tool Box or any enhancements, improvements or modifications to the Arcade Tool Box.

                 (c) EVALUATION OF 3DFX GLIDE API FOR [*] CONSOLE. Sega agrees to promptly evaluate the 3Dfx Glide API after delivery thereof for use as a standard graphics API for use with the [*] Graphics [*] in the [*] Console. Sega shall advise 3Dfx of its decision regarding the Glide API no latter than the date specified on the Development Schedule.

[*]
                 (d)      DRIVER SOFTWARE SUPPORT. For a period [*]
Sega's acceptance of the Production Version, 3Dfx, at no additional cost to Sega, will provide Sega with maintenance and technical support for the unmodified Driver Software to enable Sega to support its [*] Console customers in accordance with the Driver Software Support Profile attached as Schedule 3.3(d). Such maintenance and support shall include: all changes, upgrades, or enhancements to the Driver Software developed


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and made available in the ordinary course of business by 3Dfx and 3Dfx's prompt correction of all material errors known by 3Dfx or brought to its attention by Sega or third parties. 3Dfx shall have no obligation to support Sega customers directly.

         3.4     SEGA DELIVERABLES AND SEGA FOUNDRY DELIVERABLES.

                 (a) OWNERSHIP AND LICENSE TO SEGA DELIVERABLES. As between the parties hereto, Sega shall retain ownership of all Sega technology, designs, specifications, code, interfaces and protocols (collectively, "SEGA DELIVERABLES") it supplies to 3Dfx for development of the [*] Graphics [*], including all Intellectual Property Rights related thereto, whether or not embodied in the [*] Console, [*] Console Technology, or Sega Foundry Deliverables. Sega grants, and 3Dfx accepts, a limited, non-exclusive license solely during the term of this Agreement, to use internally the Sega Deliverables solely to develop and support the [*] Graphics [*] for Sega, and otherwise perform its obligations hereunder.

                 (b) SEGA FOUNDRY DELIVERABLE LICENSE. Subject to the terms and conditions of this Agreement and a Foundry Agreement as specified in
Section 2.3(a)(iv), Sega agrees to cause the Sega Foundry to grant 3Dfx a worldwide, non-exclusive, non-transferable, royalty-free license to (i) use the Sega Foundry Deliverables solely to qualify the Sega Foundry under Section 2.3, and (ii) incorporate the Sega Foundry Deliverables into the [*] Graphics
[*] and resulting [*] Mask Data set solely to provide same to the Sega
Foundry to manufacture such [*] Graphics [*] on behalf of Sega.

                 (c) LICENSE RELATING TO SEGA ENGINEERS. With respect to any developments, improvements, inventions, enhancements or discoveries ("FIXES") made by Sega engineers at the 3Dfx Facilities pursuant to Section 2.2(b)(iii)(A) or Section 2.2(b)(iv)(D), which are provided to 3Dfx and reduced to a writing, Sega hereby grants to 3Dfx a limited, non-exclusive, worldwide, royalty-free, perpetual, irrevocable license including a license under all Intellectual Property Rights owned by Sega and embodied in the Fixes (i) to use, reproduce, modify, and make derivative works of such Fixes, (ii) subject to the restrictions of this Agreement, to manufacture, have manufactured, distribute, and sublicense the Fixes, and derivatives thereof, as embodied in the * Graphics [*] or derivatives thereof; and (iii) the unlimited right to sublicense to third parties (with the right to further sublicense to any level of tiers) all of the rights set forth in subsections (i) and (ii) immediately above.

         3.5 PROPRIETARY MARKS AND MARKING REQUIREMENTS. Subject to Sega's prior written approval as to form, size and location, which approval shall not be unreasonably withheld, Sega will not delete or alter in any material manner the Intellectual Property Rights markings of 3Dfx, and its suppliers, if any, appearing on or in any 3Dfx product delivered to Sega. Sega agrees to (i) reproduce and display such markings on each copy it


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makes of any 3Dfx product, and (ii) place in the documentation accompanying the
[*] Console the phrase: "3D graphics accelerated by 3Dfx."

4.       [*] MANUFACTURING ROYALTIES

         4.1 [*] CONSOLE MANUFACTURING ROYALTIES. As consideration for the license to manufacture and distribute the [*] Graphics [*] as a component of the [*] Console, Sega shall pay Net Royalties to 3Dfx, based upon the cumulative volume of [*] Units ("MANUFACTURING ROYALTIES"), according to the following schedule:

NUMBER OF [*] UNITS
MANUFACTURING ROYALTY
[*]

[*]

         4.2 [*] CONSOLE ROYALTY PREPAYMENT. Within thirty (30) days following the Sega Acceptance Date, Sega shall pay to 3Dfx a royalty advance in the amount of [*] U.S. (the "FIRST ADVANCE"), to be credited against the Manufacturing Royalties due in the aggregate under Sections 4.1 and 4.4. Thereafter, on the first anniversary of the Sega Acceptance Date, if the aggregate amount of the First Advance plus all additional Manufacturing Royalties payable by Sega to 3Dfx under Sections 4.1 and 4.4 combined is less than a total of [*] U.S., then Sega shall pay 3Dfx an additional royalty advance (the "SECOND ADVANCE") in an amount such that the total of the First Advance, the Manufacturing Royalties paid as of the first anniversary of the Sega Acceptance Date, and the Second Advance is equal to [*] U.S. If the applicable per unit Manufacturing Royalty is reduced pursuant to Section 2.2(b)(iv) for late delivery by 3Dfx of the Beta Version, then the First Advance required under this Section 4.2 shall be reduced to [*] U.S., and the threshold amount for purposes of any Second Advance shall be reduced to [*] U.S.

         4.3 3DFX REFERENCE COSTS. 3Dfx shall publish, not less than once each calendar quarter, a reference cost [*] such reference cost to be based on the then-current lowest purchase price that 3Dfx pays to the 3Dfx Foundry or that 3Dfx is quoted from the Sega Foundry (the "REFERENCE COST"). For a period of three (3) years from the date of Sega's acceptance of the Production Version


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[*], 3Dfx shall establish the Reference Cost once each calendar quarter, based upon the lowest purchase price paid by any third party to 3Dfx [*]


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[*]

         4.5     PAYMENT TERMS, REPORTING, AND AUDITS

                 (a)      PAYMENT TERMS.

                          (i)     [*] CONSOLE ROYALTIES. Sega shall make all
payments due to 3Dfx under Section 4.1 within forty-five (45) days of the end of each calendar quarter based on the number of [*] Units purchased and accepted by Sega during each calendar quarter.

[*]

                          (iii)   INTEREST. Payments made after the due date
shall bear interest at one percent (1%) over the prime rate offered by the Bank of America.

                 (b) PAYMENT REPORTS AND RECORDS. Within forty-five (45) days after the close of each quarter ending March 31, June 30, September 30 and December 31, Sega will deliver to 3Dfx a report which will provide all information reasonably necessary for computation and/or confirmation of (i) the payments, if any, due or credited to 3Dfx for such quarterly period, and (ii) the number of [*] Consoles manufactured in such quarterly period and the number of [*] Graphics [*]s incorporated into [*] Games. Sega will maintain reasonable records to support payments required under this Agreement, regarding purchases of the [*] Units and manufacture of [*] Consoles and the use of [*] Graphics [*]s in [*] Games.


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                 (c)      AUDIT. At 3Dfx's sole cost and expense (except as
provided below), an internationally recognized independent certified public accounting firm selected by 3Dfx, subject to Sega's reasonable approval and consent and execution of a confidentiality agreement acceptable to Sega, may, upon reasonable notice and during normal business hours, inspect the records of Sega on which such reports are based no more than once annually during this Agreement to determine any over payments or underpayments. If, upon performing such audit, it is determined that Sega has underpaid 3Dfx by an amount greater than five percent (5%) of the payments due 3Dfx in the period being audited, Sega will bear all reasonable expenses and costs of such audit and shall immediately make full payment of the shortfall, plus interest at one percent (1%) over the prime rate offered by the Bank of America. Sega shall be entitled to all reports and work papers of the auditor and any overpayment shall be corrected promptly via a refund by 3Dfx, or at Sega's sole option, via a credit against future Sega payments.

5.       LICENSES TO SEGA [*] GAMES

         5.1 PORTING OF SEGA GAMES. Sega and 3Dfx agree to the terms and conditions of this Section 5 regarding the possible porting to the 3Dfx Glide API, and the possible bundling by 3Dfx with 3Dfx hardware, of certain coin-operated arcade or consumer console video game software, which is owned or licensable by Sega and not subject to any conflicting grant of rights in favor of any third parties ("SEGA GAMES"), for distribution by 3Dfx solely as bundled product in the personal computer ("[*]") market. 3Dfx hereby acknowledges that Sega has previously granted to Sega Entertainment the right of first refusal to port certain Sega video games for use on [*] hardware.

                 (a) GRANT OF LICENSE. Provided that 3Dfx maintains its 3D technology [*] graphics product at performance levels equal to or exceeding the performance of competitive products, Sega agrees to offer 3Dfx a nonexclusive, nontransferable, royalty-free license, to be exercised by 3Dfx in its sole discretion at its sole expense, to port up to [*] Sega Games each year for a period of three years from the date of this Agreement (the "PORTABLE SEGA GAMES"), solely to port such Portable Sega Games to the then-current 3Dfx Glide API solely for release as bundled, retail [*] software products bundled with 3Dfx [*]-based graphics hardware products. Sega shall consider in good faith any selection request of 3Dfx as to the Portable Sega Games to be ported, provided that the final decision with respect to such selection shall be Sega's, in its sole discretion. Sega may, in its sole discretion and in lieu of the foregoing license to 3Dfx, port up to [*] Portable Sega Games per year, porting them to the then-current 3Dfx Glide API for release by 3Dfx solely as bundled retail [*] Software products bundled with 3Dfx [*]-based graphics hardware products.



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                 (b)      OPTIMIZATION EFFORTS. U.S. Each party agrees that
whenever it is the party undertaking the porting of Portable Sega Games under this Section 5, it shall use diligent efforts to optimize the ported Portable Sega Games for advanced features of the 3Dfx [*] graphics product, and to maintain optimizations or functions specific to the * Graphics [*] provided that such functions are supported in the then-current 3Dfx [*] graphics product.

         5.2 BUNDLING RIGHTS. During the term of the rights granted under this Section 5, Sega shall offer 3Dfx a right of first negotiation for the rights to bundle Sega Games other than the Portable Sega Games with 3Dfx [*] graphics hardware. The Sega Games covered by this Section 5.2 shall be limited to Sega Games that Sega has the right to port to [*] hardware and bundle, and as to which the right of negotiation hereunder does not conflict with any other rights granted by Sega to third parties.

                 (a) With respect to any covered Sega Products, 3Dfx's right of first negotiation shall commence upon the earlier of Sega's public announcement, which shall be copied to 3Dfx, or notice to 3Dfx, of its intention to release such Sega Game for the [*] market. The parties agree to negotiate in good faith for thirty (30) days following Sega's announcement notice, provided that if the parties are unable to reach agreement during such thirty-day period, Sega may negotiate with and contract with any other party for bundling of the applicable Sega Game. Sega's obligation to negotiate during the thirty-day period is conditioned upon 3Dfx providing Sega with an acknowledgment of interest within seven (7) days after 3Dfx's receipt of Sega's announcement or notice.

                 (b) If, within six (6) months after Sega's announcement or notice as to any covered Sega Game (and provided that 3Dfx gave Sega notice of its interest pursuant to Section 5.2(a)), Sega has not contracted for the bundling of such Sega Game, and Sega it not under any conflicting obligations to any third party, and Sega receives an offer from a third party to bundle such Sega Game with [*] hardware utilizing 3Dfx graphics products, Sega will (unless prohibited by the terms of the pending offer or any other obligations) allow 3Dfx the opportunity to meet or better the pending offer and negotiate with Sega for fifteen (15) days to reach agreement. If the parties do not reach agreement within 15 days, Sega shall have no further obligation to negotiate with 3Dfx as to such Sega Game.

         5.4 TERMS OF LICENSE. The rights granted under this Section 5 shall commence upon the Sega Acceptance Date and shall continue, subject to the terms hereof, for three years.

         5.6     INDEPENDENT OBLIGATIONS. Each party acknowledges that this
Section 5 is intended as an independent agreement and in no event will the performance or breach of


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this Section 5 affect in any way the parties' performance or obligations under the other terms of this Agreement. In the event of a breach of this Section 5, the non-breaching party's right to terminate shall only operate to terminate this Section 5 without any effect on the other terms of this Agreement. Any claim for damages for breach under this Section 5 shall be limited by Section 8.5.2.

6.       DESIGN INTEGRATION, 3DFX TECHNICAL SUPPORT, AND UPDATES.

         6.1 [*] CONSOLE DESIGN INTEGRATION. 3Dfx shall provide reasonable consultation and assistance to Sega, and Sega's third-party component developers, at no charge, for the integration of the [*] Graphics [*] into the [*] Console. The scope of such consultation and assistance shall include, upon Sega's request, periodic telephonic, e-mail, and written consultation, and [*] engineering assistance at locations designated by Sega. Sega agrees to pay 3Dfx's reasonable travel and accommodation expenses for on-site assistance, and 3Dfx's engineering services charges at 3Dfx's most-favored customer rates for [*] engineering assistance [*].

         6.2 TECHNICAL SUPPORT. For [*] after Sega's acceptance of the Production Version [*], 3Dfx shall provide technical, quality assurance, and engineering assistance to Sega with respect to the [*] Graphics [*] in accordance with the 3Dfx [*] Support Profile to be negotiated in good faith between the parties, in connection with supporting Sega's [*] Console customers; provided, however, that 3Dfx has no obligation to provide any support for additional [*] terms for a fee to be negotiated in good faith, provided that Sega is then continuing to ship substantial commercial quantities of Sega Products which incorporate the [*] Graphics
[*].

         6.3 FOUNDRY SUPPORT. 3Dfx shall use commercially reasonable efforts to provide assistance to the 3Dfx Foundry and Sega Foundries to enable the 3Dfx Foundry and Sega Foundries to meet the cost and yield targets defined in Schedule 6.3.

         6.4 NO UPDATES. Without limiting 3Dfx's warranty, support and other obligations under this Agreement, 3Dfx has no obligation to deliver to Sega updates, improvements, modifications, or further developments relating to the [*] Graphics [*] unless pursuant to a Cost Reduction Project or as otherwise agreed by the parties in writing.


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7.       PURCHASING

         Sega shall purchase all units of the [*] Graphics [*] required to manufacture the [*] Console [*] from the Sega Foundries or the 3Dfx Foundry. 3Dfx makes no warranty or representation as to the price per unit quantity of units available, or quality of manufacture, of [*] Graphics [*] manufactured by the Sega Foundries or the 3Dfx Foundry. All purchases by Sega of units of the [*] Graphics [*] shall be subject to the terms and conditions of separate agreements reached by and between Sega and the foundries; provided, however, that 3Dfx will take all steps required to authorize the 3Dfx Foundry and qualified Sega Foundries to sell units of the [*] Graphics [*] to Sega.

8.       REPRESENTATIONS, WARRANTIES AND GENERAL COVENANTS

         8.1 REPRESENTATIONS AND WARRANTIES OF 3DFX. 3Dfx covenants, represents and warrants all of the following:

         8.1.1 Beginning on the date of Sega's acceptance of the Production Version [*], continuing [*] (the "WARRANTY PERIOD"), the [*] Graphics [*], and all Deliverables, portions or components related thereto shall be free of material defects and operate in all material respects in conformance with the Specifications and other requirements of this Agreement (any failure thereof, a "DESIGN DEFECT"). In the event that Sega notifies 3Dfx of any Design Defects, 3Dfx shall use best efforts to diligently correct any such nonconformities by
(i) revising the [*] Mask Data Set and providing such revised [*] Mask Data Set to the 3Dfx Foundry and the Sega Foundries, and (ii) providing to Sega software work-arounds or patches for existing defective [*] Graphics [*]s. If, as a result of Design Defects, Sega replaces defective [*], whether in Sega's possession or by recall, 3Dfx shall pay the 3Dfx Foundry or Sega Foundries for all manufacturing and shipping costs in order to deliver to Sega royalty-free, corrected replacements for such [*]; provided, however, that 3Dfx shall have no replacement liability with regard to Design Defects which Sega detected during its testing of the [*] Console internally or by independent prospective and actual software developers for the [*] Console, and which Sega did not report to 3Dfx upon detection. Except as provided above, 3Dfx shall not be responsible for the cost of any product recall, for replacement of defective [*] Graphics [*]s or components thereof, nor for a refund of any royalties paid by Sega. 3Dfx shall not be liable to Sega for manufacturing defects caused by the 3Dfx Foundry or Sega Foundries, nor the costs for any product recall or replacement of any [*] Graphics [*] resulting therefrom. The remedies set forth in this Section shall be Sega's sole and exclusive remedy for Design Defects.



*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.




                                       26
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         8.1.2   The [*] Graphics [*] will conform to the Specifications,
and all components of the * Graphics [*] will operate together as an integrated subsystem. [*]

         8.1.3 The [*] Graphics [*] as provided by 3Dfx will not contain any undocumented material features of any kind whatsoever.

         8.1.4 All services rendered by 3Dfx in connection with this Agreement shall be provided in a timely manner in accordance with the highest professional standards and practices, and 3Dfx's personnel performing such work shall have the requisite expertise and ability to perform the tasks assigned to them.

         8.1.5 3Dfx has full authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and this Agreement will not violate any other agreement to which 3Dfx is or becomes a party nor any law, court order or decree to which 3Dfx is subject.

         8.1.6 The [*] Graphics [*] shall not infringe the Intellectual Property Rights, exclusive of patent rights, of any third party as may now or in the future exist, and 3Dfx has the right to grant all of the licenses to Sega hereunder, free from all claims, liens, security interests or other encumbrances. To the best of 3Dfx's knowledge, the [*] Graphics [*] shall not infringe the patent rights of any third party as may now or in the future exist. 3Dfx shall not place on any of such software any liens, security interests or other encumbrances that would in any manner affect Sega's licenses under this Agreement.

         8.1.7 Neither the [*] Graphics [*], nor the Driver Software (nor any portion thereof) contains or shall contain, at the time of installation, any timer, clock, counter, or other limiting design or routine, nor (to the best of 3Dfx's knowledge) any virus, that causes or could cause any Sega Product (or any portion thereof) to become erased, inoperable, impaired, or otherwise incapable of being used in the full manner for which it was designed and licensed (including, without limitation, any design or routine that would impede copying thereof) after being used or copied a certain number of times, or after the lapse of a certain period of time, or after the occurrence or lapse of any similar triggering factor or event. Furthermore, neither the [*] Graphics [*] nor Driver Software contains or shall contain, any virus, limiting design, or routine that causes or


*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

could cause them or any of them to become erased, inoperable, impaired, or otherwise incapable of being used in the full manner for which it was designed and licensed pursuant to this Agreement solely because it has been installed on or moved to a hardware unit or system that has a serial number, model number, or other identification different from the identification of the one on which it was originally installed.


         8.1.8 The [*] Graphics [*] and Driver Software developed by 3Dfx will not abruptly end or provide invalid or incorrect results during operation prior to, on or after January 1, 2000, or when given a valid date containing century, year, month, and day. For purposes hereof, a failure to "operate accurately" exists if any one or more of the following properties or capabilities is lacking: (i) execution of calculations using dates with a four-digit year; (ii) functionality (including both on-line and batch) including, but not limited to, entry, inquiry, maintenance, and update, to support four-digit year processing; (iii) interfaces and reports that support four-digit year processing; (iv) successful transition, without human intervention, into the year 2000 using the correct system date (e.g., 01104/2000); (v) after transition to the year 2000, continued processing with a four-digit year without human intervention; (vi) calculation of leap year correctly; and (vii) provision of correct results in forward and backward data calculation spanning century boundaries, including the conversion of previous years currently stored as two digits.

         8.1.9 Except for any license or other payments to be made by 3Dfx for certain inbound elements of the 3Dfx Technology, no fees, licenses or commissions are due or payable to any broker, finder, or other third party in connection with this Agreement.

         8.2 REPRESENTATIONS AND WARRANTIES OF SEGA. Sega convenants, represents and warrants all of the following:

                 8.2.1 Sega has full corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and this Agreement will not violate any other agreement to which Sega is or becomes a party nor any law, court order or decree to which Sega is subject.

                 8.2.2 All technology, designs, specifications, code, interfaces and protocols developed internally by Sega, licensed by Sega to 3Dfx hereunder, and which are incorporated into [*] Graphics [*], do not infringe the Intellectual Property Rights, exclusive of patent rights, of any third party when incorporated into Sega Products, and Sega has the right to grant all of the licenses to 3Dfx hereunder, free from all claims, liens, security interests or other encumbrances. To the best of Sega's knowledge, all technology, designs, specifications, code, interfaces and protocols developed internally by Sega, licensed by Sega to 3Dfx hereunder, and which are



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                                       28
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                                            [*]=CONFIDENTIAL TREATMENT REQUESTED


incorporated into [*] Graphics [*], do not infringe the patent rights of any third party when incorporated into Sega Products.

         8.3 GENERAL COVENANTS. Neither party shall make representations, warranties, or guarantees to anyone with respect to the specifications, features, capabilities or operations of the other's products or services that are inconsistent with or in addition to this Agreement and such other party's published literature. Neither party shall make modifications, enhancements or changes to the other's products except as permitted hereunder nor shall it permit any of its respective agents, employees, or representatives to make any such modifications, enhancements or changes without the other's prior written consent. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

         8.4     LIMITATIONS OF LIABILITY.

                 8.4.1 EXCEPT AS OTHERWISE SPECIFIED IN THIS AGREEMENT, NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL, OR EXEMPLARY DAMAGES (INCLUDING WITHOUT LIMITATION, LOST PROFITS, LOSS OF ANTICIPATED BUSINESS, LOSS OF DATA, OR BUSINESS LOSSES) EVEN IF SUCH DAMAGES ARE FORESEEABLE, AND EVEN IF THE BREACHING PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. THE LIMITS OF THIS SECTION 8.4.1 SHALL NOT PRECLUDE CLAIMS FOR ACTUAL AND DIRECT DAMAGES, INCLUDING WITHOUT LIMITATION EXPENSES AND CHARGES INCURRED BY A PARTY AS A RESULT OF THE OTHER PARTY'S BREACH AND EXPENSES AND CHARGES TO MITIGATE DAMAGES RESULTING FROM THE OTHER PARTY'S BREACH.

                 8.4.2 SUBJECT TO THE LIMITATIONS OF SECTION 8.4.1 ABOVE, AND EXCEPT WITH RESPECT TO INDEMNIFICATION UNDER SECTIONS 9.1 AND 9.2, CLAIMS ARISING FROM INTENTIONAL BREACH, WILLFUL OR INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE, EACH PARTY'S LIABILITY TO THE OTHER FOR DAMAGES CLAIMS SHALL BE LIMITED TO [*].

         8.5 SURVIVAL. The covenants, representations and warranties contained in this Section 8 shall survive the termination or expiration of this Agreement.










*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                       29
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9.       INDEMNIFICATION AND INSURANCE

         9.1 INDEMNIFICATION BY 3DFX. Subject to the terms of Section 9.3 below, 3Dfx shall defend, indemnify and hold Sega harmless from and against any and all losses, damages, liability, and reasonable attorneys', expert witness, or court fees and costs, and any other reasonable costs and expenses arising from any claims, demands, suits, causes of action, or any other action brought by any third party alleging infringement of any Intellectual Property Right. In the defense or settlement of any claim for Intellectual Property Rights infringement, 3Dfx may obtain for Sega and all customers and users of affected Sega Products the right to continue using and licensing the allegedly infringing materials, or replace or modify same so that they become non-infringing, provided that 3Dfx pays all costs incurred by Sega associated with such replacement or modification and any modifications required to other components.

         9.2 INDEMNIFICATION BY SEGA. Subject to the terms of Section 9.3 below, Sega shall indemnify and hold 3Dfx harmless from and against any and all losses, damages, liability, reasonable attorneys', expert witness, or court fees and costs, and any other reasonable costs and expenses arising from any claims, demands, suits, causes of action, or any other action brought by any third party alleging infringement of any Intellectual Property Right other than as a result of 3Dfx's exercise of its rights under the license granted under
Section 3.4(c), but excluding any claim which is covered by 3Dfx's indemnification of Sega in Section 9.1. In the defense or settlement of any claim for Intellectual Property Rights infringement, Sega may obtain for 3Dfx the right to continue using and licensing the allegedly infringing materials, or replace or modify same so that they become non-infringing. Notwithstanding any provision in this Agreement to the contrary, Sega shall have no liability or obligation to 3Dfx with respect to a court judgment that an exploitation or use of anything provided by Sega to 3Dfx hereunder, in combination with any 3Dfx Technology, infringes any Intellectual Property Rights of any third party, provided that such exploitation or use alone (not in combination with any 3Dfx Technology) would not infringe such third party's Intellectual Property Rights.

         9.3 INDEMNIFICATION PROCEDURES. Neither party will have any obligation to indemnify the other party under Section 9.1 or 9.2, as the case may be, unless: (A) the indemnifying party is promptly notified of a potential claim by the party seeking indemnification; (B) the indemnifying party has sole control of the defense and settlement (subject to reasonable consent of the indemnified party) of the claims sought to be indemnified; and (C) the party seeking indemnification provides the indemnifying party with reasonable assistance, at the indemnifying party's expense, in the defense and settlement of the claim sought to be indemnified. Each party shall have the right to participate in the defense and/or settlement of such actions or proceedings at their own expense with counsel of their own choosing.

         9.4 INSURANCE OBLIGATIONS. Throughout the term of this Agreement and for two (2) years thereafter, 3Dfx shall purchase and maintain (and shall pay all premiums and deductibles related to) commercial liability insurance, including errors and omissions insurance, and products liability (with a vendor's endorsement in favor of Sega) naming Sega as an additional insured and stipulating that the coverage afforded additional insureds is primary and any insurance maintained by additional insureds shall be excess only and non-contributing with the coverage provided under that policy. Sega agrees it shall maintain product liability coverage with respect to its distribution of [*] Units.

10.      TERM AND TERMINATION

         10.1 TERM. the terms of this Agreement shall commence upon the Effective Date and shall continue in full force and effect until terminated as provided in Section 10.2 below.

         10.2 TERMINATION. The parties shall have the right to terminate this Agreement in whole or in part as follows:

                 10.2.1 Provided that, during the Development Phase, 3Dfx provides commercially reasonable efforts, including without limitation that 3Dfx makes no reductions in staffing or other resources, to complete such development. Sega may terminate this Agreement in whole or in part based upon a development failure by 3Dfx only as provided in Section 2;

                 10.2.2 Sega may terminate if 3Dfx materially breaches any of its other obligations under this Agreement (except with respect to Section 5 and except as otherwise provided in Section 2) and 3Dfx may terminate if Sega materially breaches any of its obligations under this Agreement (except with respect to Section 5) and such breach shall continue uncured for a period of forty-five (45) days after the breaching party's receipt of written notice from the non-breaching party;

                 10.2.3 Either party may terminate in the event of the filing by or against the other party of a proceeding under any bankruptcy or similar law, unless such proceeding is dismissed, within forty-five (45) days from the date of filing; the making by the other party of a proceeding for dissolution or liquidation, unless such proceeding is dismissed within forty-five (45) days from the date of filing; the appointment of a receiver, trustee or custodian for all or part of the assets of the other party, unless such appointment or application is revoked or dismissed within forty-five (45)days from the date thereof; the attempt by the other party to make any adjustment, settlement or extension of its debts with its creditors generally; or the insolvency of the other party.


*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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                                       31
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                 10.2.4   Under no circumstances, including the pendency of any
dispute, may 3Dfx terminate, suspend or limit its performance hereunder or withhold or disable any Deliverables unless and until Sega has agreed in writing to such termination, suspension or limitation or until a court of competent jurisdiction orders otherwise; provided, however, that during that time, Sega continues to pay any undisputed charges required to be paid under
Section 2 of this Agreement.

         10.3    EFFECT OF TERMINATION

                 10.3.1 EFFECT OF TERMINATION FOR DEVELOPMENT FAILURE. Upon termination of this Agreement under Section 10.2.1, all rights and obligations of the parties under this Agreement, including all licenses granted to either party hereunder, shall terminate, except for the rights and obligations of the parties under Sections 3.2(f) (Limited Covenant of Nonassertion), 10 (Term and Termination), and 12 (Confidentiality) which shall survive the termination of this Agreement. Except as necessary to fulfill the surviving terms, each party shall immediately return to the other all Confidential Information, Deliverables and technology, including without limitation the Sega Technology and 3Dfx Technology.

                 10.3.2   EFFECT OF TERMINATION FOR BREACH.

                          (a)     SEGA'S BREACH. Upon any termination of this
Agreement under Sections 10.2.2 or 10.2.3 for Sega's breach, all licenses granted to Sega under Section 3 (Licenses) shall terminate as provided in subsection (b) below and each party shall immediately return to the other all Confidential Information, Deliverables and technology, including without limitation the Sega Technology and 3Dfx Technology. All licenses granted by Sega to third parties shall survive according to their terms, and any licenses granted to 3Dfx under Section 5.2 (License to Bundle Sega [*] Games, if any) shall survive according to their terms.

                          (b)     SEGA TRANSITION PROCEDURE. After termination
due to Sega's breach:

                                  (i)      Sega can continue to utilize [*]
[*] in its inventory to manufacture [*] Consoles, [*] and distribute [*] until its inventory of [*] and such finished products is exhausted, provided that Sega has paid all undisputed royalty amounts owed in relation to such chips and products;

                                  (ii)     The licensee in Section 3.2(a) to
the [*] Graphics [*] will terminate on the later of (a) Sega's receipt of all orders for [*]


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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                                       32
placed prior to the effective date of termination of this Agreement, or (b) Sega's receipt of one final order of [*] within one month of the effective date of termination of this Agreement, provided, however that Sega pays all undisputed royalties owed in relation to such chips and provided that Sega can utilize the chips in the manufacture of [*] Consoles, [*] [*], utilizing such chips until its inventory of [*] and [*]s and such finished products is exhausted, provided that Sega has paid all undisputed royalty amounts owed in relation to such chips and products.

                                  (iv)     The license in Section 3.3 to the
3Dfx Glide and [*] will terminate [*] after Sega's last shipment of [*] Consoles, [*] . Any sublicenses granted to third parties will continue indefinitely provided that the third parties are in compliance with the terms of the sublicense.

                          (c)     3DFX'S BREACH. Upon any termination of this
Agreement under Sections 10.2.2 or 10.2.3 for 3Dfx's breach or 3Dfx's financial condition, all licenses granted to Sega under Section 3 (Licenses) shall survive according to their terms; provided, however, that the limited exclusivity granted to 3Dfx under Subsection 3.2(e) shall terminate immediately. The limited exclusivity in favor of Sega under Subsection 3.2(d) shall survive such termination provided Sega is distributing [*] Graphics
[*]s, and only as long as Sega is distributing [*] Graphics [*]s in commercial quantities.

                          (d)     SURVIVALS. Upon any termination of this
Agreement under Section 10.2.2 or 10.2.23, the rights and obligations of the parties under Sections 4 ([*] Manufacturing Royalties), 8 (Warranties, General Covenants and Limitations of Liability), 9 (Indemnification and Insurance), 10 (Term and Termination), 12 (Confidentiality), and 13 (General Provisions), shall survive such termination, provided that in the event of termination resulting from 3Dfx's breach, Sega shall be entitled to offset against any Manufacturing Royalties all of its damages arising directly from such breach.

11.      TAX, DUTIES AND OTHER CHARGES

         Sega shall be solely responsible for any sales, use, gross receipts, value-added, excise, property or other tax, tariff, duty or assessment and income taxes and related interest and penalties collected, levied or imposed by national governments, state or provincial governments, local governments, or any subdivision of the foregoing and arising out of or related to the amounts paid to 3Dfx by Sega hereunder with the exception of taxes on 3Dfx's net income.


*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                       33
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12.      CONFIDENTIALITY

         12.1 PRIORITY OVER PRIOR NDA. The terms of this Agreement shall supersede and replace control in the event of any conflict between any and all terms or provisions of a previously executed non-disclosure agreement between the parties with respect to the subject matter of this Agreement.

         12.2 DEFINITION. 3Dfx and Sega acknowledge that, in the course of performing their respective obligations hereunder, each may obtain information relating to the other and the other's products that is of a confidential and proprietary nature to such other party ("CONFIDENTIAL INFORMATION"). Such Confidential Information includes without limitation the [*] Graphics [*] Technology, the Source Code of the Driver Software, the Sega Deliverables, Fixes, [*] Console Technology, the Sega Foundry Deliverables, trade secrets, know-how, formulas, compositions of matter, inventions, techniques, processes, programs, diagrams, schematics, technical information, customer and financial information, sales and marketing plans and the terms of this Agreement.

         12.3 CONFIDENTIALITY OBLIGATION. Each of Sega and 3Dfx agrees, that it will (a) use the other party's Confidential Information only in connection with fulfilling its obligations and exercising its rights and licenses under this Agreement; (b) hold the other party's Confidential Information in strict confidence and exercise due care with respect to its handling and protection, consistent with its own policies concerning protection of its care, (c) not disclose, divulge, or publish the other party's Confidential Information except to such of its responsible employees, subcontractors, sublicenses and consultants (collectively, "PERSONNEL") who have a bona fide need to know to the extent necessary to fulfill such party's obligations under this Agreement; and (d) instruct all such Personnel not to disclose the other party's Confidential Information to third parties, without the prior written permission of the other party. Each party shall require all Personnel who shall come into contact with the Confidential Information of the other party to execute a confidentiality agreement at least as protective of the rights in such Confidential Information as the terms and conditions of this Agreement, prior to such Personnel being given access to any Confidential Information.

         12.4 EXCEPTIONS. The obligations set forth in Section 12.3 above will not apply to either party's Confidential Information which (i) is or becomes public knowledge without the fault or action of the recipient party, or the breach of any confidentiality obligation; (ii) the recipient party can document was independently developed by it without use of Confidential Information of the other party; or (iii) the recipient party can document was already known to it prior to the receipt of the other party's Confidential Information.


*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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                                       34
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         12.5    DISCLOSURE UNDER THE LAW. If either party is required to
disclose any Confidential Information pursuant to an order under law, it shall use its reasonable efforts to give the party owning the Confidential Information sufficient notice of such required disclosure to allow the party owning the Confidential Information reasonable opportunity to object to and take necessary legal action to prevent such disclosure.

13.      GENERAL PROVISIONS

         13.1 JOINT PRESS RELEASE. The parties agree to issue a joint press release regarding the relationship contemplated by this Agreement, and shall mutually agree on the contact and timing thereof.

         13.2 NON-SOLICITATION OF EMPLOYEES. During the term of this Agreement and for a period of one (1) year after any expiration or termination of this Agreement for any reason other than 3Dfx's breach, both parties' agreement not to directly solicit for employment any employee or independent contractor of the other party involved in the development, sale or marketing of the subject matter of this Agreement. Such prohibition shall not extend to advertisements customarily placed in media circulated to the public.

         13.3 ASSIGNMENT. Neither party shall assign or otherwise transfer this Agreement in whole or in part, or any of the rights and obligations hereunder, either voluntarily or by operation of law, except to its subsidiaries or affiliates in which such party has at least a fifty percent (50%) equity interest or voting control, while the party has such equity interest or voting control, without the prior written consent of the other, which consent shall not be withheld unreasonably. In the event that either party merges with another corporation, the merging party shall cause the corporation resulting from such merger to be bound by, and assume the obligations of, this Agreement.

         13.4 FORCE MAJEURE. Neither Sega nor 3Dfx shall be deemed to be in default or have breached any provision of this Agreement solely as a result of any delay, failure in performance or interruption of service resulting directly or indirectly from any act of God, civil or military authority, civil disturbance, war, laws, regulations, acts or orders of any government or agency or official thereof, or any other occurrences beyond the party's reasonable control.

         13.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         13.6 WAIVER. No waiver of any provision of this Agreement or of any rights or obligations of either party hereunder shall be effective unless in writing and signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

         13.7 NOTICES. Except as otherwise specified herein, all notices, requests, demands or communications required hereunder shall be in writing, delivered personally, or sent by first class mail, postage prepaid, or by completed facsimile or e-mail transmission to the parties at their respective addresses first set forth in this Agreement (or at such other address as shall be given in writing by either of the parties to the other in accordance with this Section 13.7). All notices, requests, demands, orders or communications shall be deemed effective upon receipt in accordance with this Section 13.7.

         13.8 NO JOINT VENTURE. The execution and delivery of this Agreement shall not be deemed to confer any rights or remedies upon, nor obligate any of the parties hereto, to any person or entity other than such parties. Nothing in this Agreement shall cause or be deemed to cause the parties to be partners or joint venturers with, or agent or employees of, each other. The parties are independent contractors, and neither party shall have any right or power to create any obligation or responsibility on behalf of the other party.

         13.9 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods, the application of which is expressly excluded by the parties hereto. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California regardless of the choice of law rules of such state or any other jurisdiction. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of either the state or federal courts located in San Jose, California, and the parties agree and submit to the personal and exclusive jurisdiction and venue of these courts.

         13.10 ENTIRE AGREEMENT. No representations, warranties or agreements, oral or written, express or implied, have been made to any party hereto, except as expressly provided herein. This Agreement shall be binding upon the respective parties hereto and their permitted successors and permitted assigns. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. This Agreement constitutes the entire understanding and agreement between the parties regarding the subject matter of this Agreement, and supersedes all other prior written and oral communications regarding this transaction, and may not be altered, modified or amended except by a written amendment executed by both parties.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement as of the date set forth below.

SEGA ENTERPRISES LTD.



By:       . . . . . . . . . . . . . . . . . . . . . . . .

Name:     . . . . . . . . . . . . . . . . . . . . . . . .

Title:    . . . . . . . . . . . . . . . . . . . . . . . .

Date:     . . . . . . . . . . . . . . . . . . . . . . . .


3DFX INTERACTIVE, INC.


By:       . . . . . . . . . . . . . . . . . . . . . . . .

Name:     . . . . . . . . . . . . . . . . . . . . . . . .

Title:    . . . . . . . . . . . . . . . . . . . . . . . .

Date:     . . . . . . . . . . . . . . . . . . . . . . . .

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                                 SCHEDULE 1.29
                                      [*]
                     -[*] FEATURES AND SPECIFICATIONS-

                                     FBI-2

Revision 1.5

                                                                    Alpha            Beta          Production
                         Requirement                            Specification    Specification    Specification    Additional Notes


  [*]                                                                 *                *                *                  *
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





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




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
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









                                    TMU-2
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
                                                                               TMU-2
                                                                   Alpha               Beta              Production
                         Requirement                           Specification       Specification        Specification          Notes

                             [*]                                     *                   *                    *                 *

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



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
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


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


                               SEGA CONFIDENTIAL



                                  SCHEDULE 2.1

[*]


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

                               SEGA CONFIDENTIAL


[*]


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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

                               SEGA CONFIDENTIAL


[*]






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                                     Page 3
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                                         [*] = CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 2.2

[*]



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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

                                         [*] = CONFIDENTIAL TREATMENT REQUESTED

          BETA (USABLE FORMAT AND SUFFICIENT CONTENT)

[*]





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
                                  SCHEDULE 2.5

                           DOCUMENTATION REQUIREMENTS

[*]





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
                                   SCHEDULE 2.6

                          VOODOO GRAPHICS(TM) PART NO.

[*]






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
                                SCHEDULE 3.3(D)

                        DRIVER SOFTWARE SUPPORT PROFILE

3Dfx shall provide technical support to Sega for the Driver Software, including that 3Dfx shall use its best efforts to provide prompt response to and correction of all reported bugs, errors or defects. Bugs, errors and defects will be classified and corrected as follows:

                 "Severity 1" means bugs or errors in the Driver Software which may cause loss of data or system crashes. 3Dfx shall commence investigation and correction of each Severity 1 bug or error within one (1) business day after receipt from Sega of a report of such bug or error (or if 3Dfx otherwise becomes aware of same) and shall continuously devote available resources of not less than one full time individual (including extended hours) every day until such bug or error is corrected.

                 "Severity 2" means bugs or errors which impair the operation of a major feature. 3Dfx shall commence investigation or correction of such Severity 2 bug or error (or if 3Dfx otherwise becomes aware of same) and shall devote available business hours of not less than one Project Personnel full time during normal business hours to correct such bug or error or provide a work-around as soon as possible.

                 "Severity 3" means bugs or errors which impair the operation of a minor feature or cause inconvenience or annoyance. 3Dfx shall correct same or provide a work-around within fourteen
                 (14) calendar days following receipt from Sega of such bugs or errors.

                 3Dfx shall give Sega prompt notice of any bugs, errors or defects of which 3Dfx becomes aware.

                                  SCHEDULE 6.2

                          3DFX [*] SUPPORT PROFILE

                        [TO BE NEGOTIATED AND ATTACHED]





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
                                  SCHEDULE 6.3

                                         [*] = CONFIDENTIAL TREATMENT REQUESTED



[*]













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